UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of July 1, 2007, providing for the issuance of
Soundview Home Loan Trust 2007-OPT3, Series 2007-OPT3
ASSET-BACKED CERTIFICATES)

Soundview Home Loan Trust 2007-OPT3
(as issuing entity)

Financial Asset Securities Corp.
(as depositor)

Greenwich Capital Financial Products, Inc.
(as sponsor)

Delaware	333-140279-08	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 under the Exchange Act (17 CFR 240.14d-2)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01                      Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On July 10, 2007, a single series of certificates, entitled Soundview Home Loan Trust 2007-OPT3, Asset-Backed Certificates, Series 2007-OPT3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Option One Mortgage Corporation as servicer (the “Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the  “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates,” “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $565,259,216.79 as of July 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated July 10, 2007 (the “Assignment and Recognition Agreement”), among Greenwich Capital Financial Products, Inc. (the “Seller”), the Depositor and Option One Mortgage Corporation (the “Originator”), as applicable.  The Class I-A-1 Certificates, Class II-A-1 Certificates, the Class II-A-2 Certificates, the Class II-A-3 Certificates, the Class II-A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated June 21, 2007 (the “Underwriting Agreement”) between the Depositor and the Underwriter.  The Class M-10 Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (in such capacity, the “Initial Purchaser”) pursuant to the Certificate Purchase Agreement, dated July 10, 2007, between the Depositor and the Initial Purchaser. The Class C Certificates and the Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.
The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
Class I-A-1	$ 258,585,000.00	Variable
Class II-A-1	$ 80,806,000.00	Variable
Class II-A-2	$ 46,254,000.00	Variable
Class II-A-3	$ 43,971,000.00	Variable
Class II-A-4	$ 13,828,000.00	Variable
Class M-1	$ 21,480,000.00	Variable
Class M-2	$ 18,371,000.00	Variable
Class M-3	$ 10,740,000.00	Variable
Class M-4	$ 10,175,000.00	Variable
Class M-5	$ 9,327,000.00	Variable
Class M-6	$ 8,762,000.00	Variable
Class M-7	$ 8,196,000.00	Variable
Class M-8	$ 7,066,000.00	Variable
Class M-9	$ 5,935,000.00	Variable
Class M-10	$ 5,653,000.00	Variable
C	$ 16,110,116.79	Variable
P	$ 100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class M-10 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 26, 2007 and the Prospectus Supplement, dated June 21, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 21, 2007, between the Depositor and Greenwich Capital Markets relating to the Series 2007-OPT3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2007, by and among Financial Asset Securities Corp. as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2007-OPT3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2007

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Patrick Leo
Name:	Patrick Leo
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 21, 2007, between the Depositor and Greenwich Capital Markets relating to the Series 2007-OPT3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2007, by and among Financial Asset Securities Corp. as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2007-OPT3 Certificates.